                                                                   EXHIBIT 99.17

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NC1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    TRUSTEE



                               JANUARY [25], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS



Aggregate Outstanding Principal Balance                   $      206,700,025
Aggregate Original Principal Balance                      $      206,735,863
Number of Mortgage Loans                                                 740


                                         MINIMUM                MAXIMUM              AVERAGE (1)
                                         -------                -------              -----------
Original Principal Balance               $56,475               $750,000               $279,373
Outstanding Principal Balance            $56,475               $749,982               $279,324


                                        MINIMUM                 MAXIMUM              WEIGHTED AVERAGE(2)
                                        -------                 -------              -------------------
Original Term (mos)                        300                    360                        353
Stated remaining Term (mos)                294                    356                        349
Loan Age (mos)                              4                      7                          4
Current Interest Rate                    4.500%                  9.150%                    6.516%
Initial Interest Rate Cap (3)            1.500%                  3.000%                    1.669%
Periodic Rate Cap (3)                    1.500%                  3.000%                    1.669%
Gross Margin (3)                         2.750%                  6.700%                    5.226%
Maximum Mortgage Rate (3)               11.650%                 16.150%                   13.496%
Minimum Mortgage Rate (3)                4.030%                  9.150%                    6.480%
Months to Roll (3)                          1                      32                        18
Original Loan-to-Value                   40.00%                  95.00%                    81.02%
Credit Score (4)                           557                    810                       671


                                        EARLIEST                LATEST
                                        --------                ------
Maturity Date                          07/01/2029             09/01/2034


                                       PERCENT OF                                PERCENT OF
LIEN POSITION                        MORTGAGE POOL   YEAR OF ORIGINATION        MORTGAGE POOL
                                     -------------                              -------------
1st Lien                                    100.00%  2004                                 100.00%
2nd Lien                                      0.00
                                                     LOAN PURPOSE
OCCUPANCY                                            Purchase                              61.62%
Primary                                      98.79%  Refinance - Rate/Term                  3.41
Second Home                                   1.21   Refinance - Cashout                   34.97
Investment                                    0.00
                                                     PROPERTY TYPE
LOAN TYPE                                            Single Family                         71.73%
Fixed Rate                                    0.00%  Condominium                            7.77
ARM                                         100.00   Two- to Four-Family                    6.46
                                                     Planned Unit Development              14.03
AMORTIZATION TYPE
Fully Amortizing                              0.00%
Interest-Only                               100.00

(1)      Sum of Principal Balance divided by total number of loans.
(2)      Weighted by Outstanding Principal Balance.
(3)      Adjustable Rate Mortgage Loans only.
(4)      Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                      NUMBER              AGGREGATE                               WEIGHTED   AVERAGE    WEIGHTED
                        OF                PRINCIPAL       PERCENT OF    WEIGHTED   AVERAGE  PRINCIPAL    AVERAGE    PERCENT
RANGE OF              MORTGAGE             BALANCE         MORTGAGE     AVERAGE    CREDIT    BALANCE    ORIGINAL     FULL
MORTGAGE RATES         LOANS             OUTSTANDING         POOL        COUPON     SCORE  OUTSTANDING     LTV   DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
5.500% OR LESS            97             $32,035,024        15.50%       5.213%      709    $330,258     80.02%      59.18%
------------------------------------------------------------------------------------------------------------------------------
5.501% TO 6.000%         156              43,084,169        20.84        5.806       665     276,181     79.13       74.85
------------------------------------------------------------------------------------------------------------------------------
6.001% TO 6.500%          91              26,942,270        13.03        6.245       659     296,069     78.37       56.14
------------------------------------------------------------------------------------------------------------------------------
6.501% TO 7.000%         134              39,565,345        19.14        6.845       667     295,264     81.58       20.83
------------------------------------------------------------------------------------------------------------------------------
7.001% TO 7.500%         141              36,495,766        17.66        7.265       661     258,835     83.16       22.32
------------------------------------------------------------------------------------------------------------------------------
7.501% TO 8.000%          91              22,392,431        10.83        7.760       673     246,071     83.55       16.24
------------------------------------------------------------------------------------------------------------------------------
8.001% TO 8.500%          23               4,703,710         2.28        8.228       656     204,509     84.98        4.37
------------------------------------------------------------------------------------------------------------------------------
8.501% TO 9.000%           6               1,220,110         0.59        8.783       674     203,352     85.06        0.00
------------------------------------------------------------------------------------------------------------------------------
9.001% TO 9.500%           1                 261,200         0.13        9.150       708     261,200     95.00        0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740            $206,700,025       100.00        6.516%      671    $279,324     81.02%      41.88%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 9.150% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.516% per annum.

REMAINING MONTHS TO STATED MATURITY


                      NUMBER              AGGREGATE                               WEIGHTED   AVERAGE    WEIGHTED
RANGE OF                OF                PRINCIPAL       PERCENT OF    WEIGHTED   AVERAGE  PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS      MORTGAGE             BALANCE         MORTGAGE     AVERAGE    CREDIT    BALANCE    ORIGINAL     FULL
TO STATED MATURITY     LOANS             OUTSTANDING         POOL        COUPON     SCORE  OUTSTANDING     LTV   DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
289 TO 300                74              $23,254,532        11.25%      5.297%        729   $314,250     81.73%     43.84%
------------------------------------------------------------------------------------------------------------------------------
349 TO 360               666              183,445,493        88.75       6.671         664    275,444     80.93      41.63
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740             $206,700,025       100.00%      6.516%        671   $279,324     81.02%     41.88%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 294 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 349 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED
                                OF        PRINCIPAL      PERCENT OF    WEIGHTED  AVERAGE  PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE     BALANCE         MORTGAGE     AVERAGE   CREDIT    BALANCE     ORIGINAL      FULL
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING       POOL         COUPON   SCORE   OUTSTANDING     LTV    DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------
$50,001 TO $100,000             31        $2,712,683        1.31%      6.953%     634      $87,506       81.69%     72.12%
-----------------------------------------------------------------------------------------------------------------------------
$100,001 TO $150,000            88        11,078,720        5.36       6.836      653      125,895       81.31      57.53
-----------------------------------------------------------------------------------------------------------------------------
$150,001 TO $200,000            88        15,505,993        7.50       6.678      666      176,204       81.20      54.78
-----------------------------------------------------------------------------------------------------------------------------
$200,001 TO $250,000           110        24,693,388       11.95       6.623      674      224,485       79.26      34.90
-----------------------------------------------------------------------------------------------------------------------------
$250,001 TO $300,000           117        32,390,907       15.67       6.653      664      276,845       80.81      41.18
-----------------------------------------------------------------------------------------------------------------------------
$300,001 TO $350,000           107        34,641,122       16.76       6.497      671      323,749       80.43      38.35
-----------------------------------------------------------------------------------------------------------------------------
$350,001 TO $400,000           103        38,369,303       18.56       6.672      678      372,518       82.47      30.99
-----------------------------------------------------------------------------------------------------------------------------
$400,001 TO $450,000            31        13,050,649        6.31       6.176      680      420,989       83.15      36.09
-----------------------------------------------------------------------------------------------------------------------------
$450,001 TO $500,000            33        15,755,504        7.62       5.970      683      477,440       81.33      43.09
-----------------------------------------------------------------------------------------------------------------------------
$500,001 TO $550,000            11         5,841,544        2.83       6.101      673      531,049       80.50      54.52
-----------------------------------------------------------------------------------------------------------------------------
$550,001 TO $600,000            12         6,852,463        3.32       6.147      682      571,039       81.64      58.74
-----------------------------------------------------------------------------------------------------------------------------
$600,001 TO $650,000             7         4,393,767        2.13       6.640      657      627,681       75.98      56.61
-----------------------------------------------------------------------------------------------------------------------------
$650,001 TO $700,000             1           664,000        0.32       4.750      710      664,000       80.00     100.00
-----------------------------------------------------------------------------------------------------------------------------
$700,001 TO $750,000             1           749,982        0.36       5.250      647      749,982       75.38     100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                         740      $206,700,025      100.00%      6.516%     671     $279,324       81.02%     41.88%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $56,475 to approximately $749,982 and the average outstanding principal balance of the Mortgage Loans was approximately $279,324.

PRODUCT TYPES

                              NUMBER      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED
                                OF        PRINCIPAL      PERCENT OF    WEIGHTED  AVERAGE  PRINCIPAL     AVERAGE    PERCENT
                             MORTGAGE     BALANCE         MORTGAGE     AVERAGE   CREDIT    BALANCE     ORIGINAL      FULL
PRODUCT TYPES                  LOANS     OUTSTANDING       POOL         COUPON   SCORE   OUTSTANDING     LTV    DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------
10 YEAR IO/1 MONTH LIBOR ARM     74       $23,254,532       11.25%       5.297%     729     $314,250    81.73%      43.84%
-----------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                  611       169,937,713       82.21        6.669      665     278,130     80.89       41.05
-----------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                   55        13,507,780        6.53        6.693      646     245,596     81.43       48.90
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          740      $206,700,025      100.00        6.516%     671     $279,324    81.02%      41.88%
-----------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                              NUMBER      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED
                                OF        PRINCIPAL      PERCENT OF    WEIGHTED  AVERAGE  PRINCIPAL     AVERAGE    PERCENT
                             MORTGAGE     BALANCE         MORTGAGE     AVERAGE   CREDIT    BALANCE     ORIGINAL      FULL
ADJUSTMENT TYPE                LOANS     OUTSTANDING       POOL         COUPON   SCORE   OUTSTANDING     LTV    DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------
ARM                             740      $206,700,025      100.00%        6.516%    671     $279,324    81.02%      41.88%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          740      $206,700,025      100.00%        6.516%    671     $279,324    81.02%      41.88%
-----------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                           NUMBER          AGGREGATE                              WEIGHTED   AVERAGE     WEIGHTED
                             OF            PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      PERCENT
STATE DISTRIBUTIONS       MORTGAGE          BALANCE       MORTGAGE      AVERAGE    CREDIT    BALANCE     ORIGINAL       FULL
OF MORTGAGED PROPERTIES    LOANS          OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                         1             $99,920         0.05%       7.250%      598      $99,920      80.00%       100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                        28           4,716,228         2.28        7.005       663      168,437      83.88         50.01
-----------------------------------------------------------------------------------------------------------------------------------
California                    446         144,111,592        69.72        6.391       674      323,120      80.33         40.21
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                       26           4,896,863         2.37        6.474       650      188,341      82.07         53.87
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                     3             696,898         0.34        7.053       690      232,299      87.87         18.25
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia            3             745,400         0.36        6.703       640      248,467      79.28         64.45
-----------------------------------------------------------------------------------------------------------------------------------
Florida                        17           3,348,337         1.62        6.641       665      196,961      83.31         42.94
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                         5             632,254         0.31        7.269       647      126,451      83.82         60.78
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii                          8           2,819,758         1.36        6.410       704      352,470      82.22         67.19
-----------------------------------------------------------------------------------------------------------------------------------
Idaho                           2             305,595         0.15        5.696       670      152,798      80.00        100.00
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                        9           1,991,036         0.96        7.044       684      221,226      86.39         58.97
-----------------------------------------------------------------------------------------------------------------------------------
Indiana                         2             374,850         0.18        7.201       619      187,425      90.45        100.00
-----------------------------------------------------------------------------------------------------------------------------------
Iowa                            1             228,755         0.11        5.500       699      228,755      90.00        100.00
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                          2             222,525         0.11        7.669       637      111,263      90.00         55.51
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky                        5             714,650         0.35        6.586       647      142,930      81.53         85.67
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana                       2             330,996         0.16        5.574       712      165,498      77.92          0.00
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                        7           1,921,723         0.93        7.088       656      274,532      81.55         33.54
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  15           4,687,455         2.27        6.769       679      312,497      80.79         39.49
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                       12           2,053,751         0.99        7.106       663      171,146      83.36         59.28
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                      12           1,961,477         0.95        6.862       674      163,456      81.46         30.93
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                     4             397,592         0.19        6.929       618       99,398      81.97        100.00
-----------------------------------------------------------------------------------------------------------------------------------
Montana                         2             283,298         0.14        7.686       662      141,649      87.41          0.00
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska                        3             302,800         0.15        6.795       590      100,933      82.38         76.22
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                         21           5,090,791         2.46        6.719       669      242,419      81.57         31.51
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                   1             650,000         0.31        6.250       658      650,000      74.80          0.00
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                      8           2,032,454         0.98        7.266       658      254,057      83.55         16.72
-----------------------------------------------------------------------------------------------------------------------------------
New York                       17           5,428,442         2.63        6.989       677      319,320      83.76         28.19
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                  2             479,920         0.23        7.883       660      239,960      68.79          0.00
-----------------------------------------------------------------------------------------------------------------------------------
North Dakota                    1              66,000         0.03        7.900       616       66,000      76.74        100.00
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                            5             629,268         0.30        6.115       655      125,854      81.57         52.66
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                        1             135,150         0.07        4.875       779      135,150      85.00        100.00
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                          8           2,006,539         0.97        6.058       689      250,817      83.04         32.27
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    5           1,230,306         0.60        7.555       686      246,061      87.80         18.29
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                  3             424,452         0.21        7.689       633      141,484      85.84         19.32
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                       3             325,600         0.16        6.556       626      108,533      80.00         72.24
-----------------------------------------------------------------------------------------------------------------------------------
Texas                           7           1,321,193         0.64        7.507       650      188,742      82.95         30.92
-----------------------------------------------------------------------------------------------------------------------------------
Utah                            3             438,376         0.21        6.191       662      146,125      83.21         67.93
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                       10           2,660,041         1.29        7.114       637      266,004      81.76         65.36
-----------------------------------------------------------------------------------------------------------------------------------
Washington                     29           5,789,238         2.80        6.544       655      199,629      81.65         65.34
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                       1             148,500         0.07        8.275       643      148,500      90.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        740        $206,700,025       100.00%       6.516%      671     $279,324      81.02%        41.88%
-----------------------------------------------------------------------------------------------------------------------------------



No more than approximately 1.10% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS



                       NUMBER             AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                         OF               PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF ORIGINAL      MORTGAGE            BALANCE         MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL      FULL
LOAN-TO-VALUE RATIOS    LOANS            OUTSTANDING         POOL       COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less               7            $1,663,838         0.80%      6.411%       661       $237,691     44.16%        52.13%
-----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%             1               175,997         0.09       7.450        667       175,997      51.76          0.00
-----------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%             7             1,970,906         0.95       5.442        699       281,558      58.00         92.39
-----------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%            13             3,846,344         1.86       6.321        662       295,873      62.41         25.24
-----------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%            19             5,390,565         2.61       5.992        649       283,714      68.75         62.67
-----------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%            30            10,081,771         4.88       6.442        637       336,059      73.46         44.14
-----------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%           442           118,380,161        57.27       6.483        672       267,828      79.85         42.25
-----------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%            87            28,726,010        13.90       6.194        689       330,184      84.55         32.35
-----------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%            98            26,578,753        12.86       6.873        668       271,212      89.52         46.33
-----------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%            36             9,885,679         4.78       7.547        671       274,602      94.84         34.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     740          $206,700,025       100.00%      6.516%       671       $279,324     81.02%        41.88%
-----------------------------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 40.00% to 95.00%.


LOAN PURPOSE

                       NUMBER             AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                         OF               PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                       MORTGAGE            BALANCE         MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL      FULL
LOAN PURPOSE            LOANS            OUTSTANDING         POOL       COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                   454          $127,373,175        61.62%      6.545%       680       $280,558     81.83%        37.14%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout        257            72,274,229        34.97       6.510        655        281,223     79.70         49.34
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term       29             7,052,621         3.41       6.056        674        243,194     79.81         50.88
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     740          $206,700,025       100.00%      6.516%       671       $279,324     81.02%        41.88%
-----------------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE

                       NUMBER             AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                         OF               PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                       MORTGAGE            BALANCE         MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL      FULL
PROPERTY TYPE           LOANS            OUTSTANDING         POOL       COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Single Family              531          $148,273,539        71.73%      6.475%       670       $279,235     80.89%        44.02%
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                 66            16,070,883         7.77       6.839        677        243,498     81.21         33.28
-----------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family         39            13,347,706         6.46       6.679        695        342,249     80.16         25.27
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development   104            29,007,896        14.03       6.473        667        278,922     81.95         43.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     740          $206,700,025       100.00%      6.516%       671       $279,324     81.02%        41.88%
-----------------------------------------------------------------------------------------------------------------------------------


DOCUMENTATION



                                NUMBER        AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                  OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL       FULL
DOCUMENTATION                   LOANS        OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
STATED DOCUMENTATION                 396     $114,386,390       55.34%     6.863%     685       $288,855      81.32%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
FULL DOCUMENTATION 2YR W2            204       53,261,613        25.77      6.158     650        261,086       80.90         100.00
------------------------------------------------------------------------------------------------------------------------------------
FULL DOCUMENTATION 1YR W2            121       33,302,537        16.11      5.899     661        275,228       79.79         100.00
------------------------------------------------------------------------------------------------------------------------------------
LIMITED DOCUMENTATION                 19        5,749,485         2.78      6.517     647        302,604       83.17           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               740     $206,700,025      100.00%     6.516%     671       $279,324      81.02%         41.88%
------------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                NUMBER        AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                  OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL       FULL
OCCUPANCY                       LOANS        OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
PRIMARY                              731     $204,195,097       98.79%     6.512%     671       $279,337      81.00%         42.05%
------------------------------------------------------------------------------------------------------------------------------------
SECOND HOME                            9        2,504,928         1.21      6.886     681        278,325       82.38          28.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               740     $206,700,025      100.00%     6.516%     671       $279,324      81.02%         41.88%
------------------------------------------------------------------------------------------------------------------------------------


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                NUMBER        AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                  OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
MORTGAGE LOANS AGE             MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL       FULL
SUMMARY                         LOANS        OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------

4                                    476     $129,706,619       62.75%     6.681%     664       $272,493      80.89%         44.93%
------------------------------------------------------------------------------------------------------------------------------------
5                                    232       67,284,238        32.55      6.293     683        290,018       81.16          33.20
------------------------------------------------------------------------------------------------------------------------------------
6                                     30        9,334,848         4.52      5.892     685        311,162       81.75          60.78
------------------------------------------------------------------------------------------------------------------------------------
7                                      2          374,320         0.18      5.342     685        187,160       80.00          73.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               740     $206,700,025      100.00%     6.516%     671       $279,324      81.02%         41.88%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM


                                NUMBER        AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                  OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
ORIGINAL PREPAYMENT            MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL       FULL
PENALTY TERM                    LOANS        OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
NONE                                 147      $43,137,055       20.87%     6.319%     702       $293,449      81.87%         34.52%
------------------------------------------------------------------------------------------------------------------------------------
12 MONTHS                             15        4,942,507         2.39      7.239     671        329,500       83.26          34.35
------------------------------------------------------------------------------------------------------------------------------------
24 MONTHS                            537      148,871,962        72.02      6.550     664        277,229       80.70          43.82
------------------------------------------------------------------------------------------------------------------------------------
36 MONTHS                             41        9,748,501         4.72      6.518     647        237,768       80.97          48.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               740     $206,700,025      100.00%     6.516%     671       $279,324      81.02%         41.88%
------------------------------------------------------------------------------------------------------------------------------------


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

-------------------------------------------------------------------------------------------------------------------------------
                          NUMBER         AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                           OF            PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE         BALANCE        MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL      FULL
RANGE OF CREDIT SCORES    LOANS         OUTSTANDING      POOL        COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
557 TO 575                    1           $190,000          0.09%      7.150%    557     $190,000      63.33%       100.00%
-------------------------------------------------------------------------------------------------------------------------------
576 TO 600                   51         12,157,173          5.88       6.597     592      238,376      80.34         98.62
-------------------------------------------------------------------------------------------------------------------------------
601 TO 625                   87         23,016,557         11.14       6.619     614      264,558      80.72         69.00
-------------------------------------------------------------------------------------------------------------------------------
626 TO 650                  124         34,939,249         16.90       6.625     640      281,768      80.49         48.62
-------------------------------------------------------------------------------------------------------------------------------
651 TO 675                  173         45,483,654         22.00       6.775     662      262,911      81.15         30.00
-------------------------------------------------------------------------------------------------------------------------------
676 TO 700                  139         40,075,863         19.39       6.408     687      288,316      81.38         34.16
-------------------------------------------------------------------------------------------------------------------------------
701 TO 725                   88         26,688,881         12.91       6.286     711      303,283      80.71         32.11
-------------------------------------------------------------------------------------------------------------------------------
726 TO 750                   30          9,261,010          4.48       6.322     740      308,700      80.52         16.86
-------------------------------------------------------------------------------------------------------------------------------
751 TO 775                   29          8,931,083          4.32       6.176     763      307,968      80.83         19.67
-------------------------------------------------------------------------------------------------------------------------------
776 TO 800                   14          4,495,204          2.17       5.738     784      321,086      86.52         43.05
-------------------------------------------------------------------------------------------------------------------------------
801 TO 810                    4          1,461,350          0.71       6.393     806      365,338      85.26         24.38
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      740       $206,700,025        100.00%      6.516%    671     $279,324      81.02%        41.88%
-------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 671.

CREDIT GRADE

-----------------------------------------------------------------------------------------------------------------------------------
                      NUMBER             AGGREGATE                                  WEIGHTED    AVERAGE    WEIGHTED
                       OF                PRINCIPAL       PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                     MORTGAGE            BALANCE          MORTGAGE       AVERAGE     CREDIT     BALANCE    ORIGINAL       FULL
CREDIT GRADE          LOANS             OUTSTANDING        POOL         COUPON       SCORE    OUTSTANDING    LTV      DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
AA                       613           $168,394,113        81.47%         6.671%      667       $274,705     80.96%       39.77%
-----------------------------------------------------------------------------------------------------------------------------------
A+                        36             10,764,684         5.21          6.665       639        299,019     81.98        58.44
-----------------------------------------------------------------------------------------------------------------------------------
A-                        17              4,286,696         2.07          6.697       627        252,159     76.84        72.56
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SCORE              74             23,254,532        11.25          5.297       729        314,250     81.73        43.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740           $206,700,025       100.00%         6.516%      671       $279,324     81.02%       41.88%
-----------------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER       AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED
                           OF         PRINCIPAL       PERCENT OF       WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE      PERCENT
                        MORTGAGE       BALANCE         MORTGAGE        AVERAGE   CREDIT       BALANCE       ORIGINAL      FULL
RANGE OF GROSS MARGINS    LOANS      OUTSTANDING         POOL           COUPON    SCORE     OUTSTANDING       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
2.501% TO 3.000%             6      $   1,624,076         0.79%         5.239%     709       $270,679        82.58%       68.08%
-----------------------------------------------------------------------------------------------------------------------------------
3.001% TO 3.500%            49         17,475,613         8.45          5.257      740        356,645        81.74        37.73
-----------------------------------------------------------------------------------------------------------------------------------
3.501% TO 4.000%            17          3,948,639         1.91          5.675      687        232,273        79.82        48.03
-----------------------------------------------------------------------------------------------------------------------------------
4.001% TO 4.500%             6          1,318,628         0.64          6.184      676        219,771        82.38        65.12
-----------------------------------------------------------------------------------------------------------------------------------
5.001% TO 5.500%           336         90,370,807        43.72          6.313      653        268,961        80.83        76.56
-----------------------------------------------------------------------------------------------------------------------------------
5.501% TO 6.000%           322         90,893,217        43.97          7.022      675        282,277        81.07         7.44
-----------------------------------------------------------------------------------------------------------------------------------
6.001% TO 6.500%             1            160,000         0.08          6.425      621        160,000        78.82       100.00
-----------------------------------------------------------------------------------------------------------------------------------
6.501% TO 7.000%             3            909,045         0.44          6.880      702        303,015        81.86         0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     740       $206,700,025      100.00%          6.516%     671       $279,324        81.02%       41.88%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.700% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.226% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER       AGGREGATE                                   WEIGHTED      AVERAGE      WEIGHTED
                         OF         PRINCIPAL       PERCENT OF     WEIGHTED      AVERAGE     PRINCIPAL     AVERAGE        PERCENT
RANGE OF MAXIMUM       MORTGAGE      BALANCE         MORTGAGE      AVERAGE       CREDIT       BALANCE      ORIGINAL         FULL
 MORTGAGE RATES         LOANS      OUTSTANDING         POOL         COUPON        SCORE     OUTSTANDING      LTV       DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
12.000% OR LESS           36       $ 11,626,275         5.62%       5.169%         719        $322,952      82.32%         47.61%
------------------------------------------------------------------------------------------------------------------------------------
12.001% TO 12.500%        78         24,083,008        11.65        5.353          698         308,757      78.92          64.06
------------------------------------------------------------------------------------------------------------------------------------
12.501% TO 13.000%       145         40,953,456        19.81        5.804          664         282,438      79.15          75.66
------------------------------------------------------------------------------------------------------------------------------------
13.001% TO 13.500%        85         25,398,724        12.29        6.249          658         298,809      78.16          56.64
------------------------------------------------------------------------------------------------------------------------------------
13.501% TO 14.000%       134         39,565,345        19.14        6.845          667         295,264      81.58          20.83
------------------------------------------------------------------------------------------------------------------------------------
14.001% TO 14.500%       141         36,495,766        17.66        7.265          661         258,835      83.16          22.32
------------------------------------------------------------------------------------------------------------------------------------
14.501% TO 15.000%        91         22,392,431        10.83        7.760          673         246,071      83.55          16.24
------------------------------------------------------------------------------------------------------------------------------------
15.001% TO 15.500%        23          4,703,710         2.28        8.228          656         204,509      84.98           4.37
------------------------------------------------------------------------------------------------------------------------------------
15.501% TO 16.000%         6          1,220,110         0.59        8.783          674         203,352      85.06           0.00
------------------------------------------------------------------------------------------------------------------------------------
16.001% TO 16.500%         1            261,200         0.13        9.150          708         261,200      95.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740       $206,700,025       100.00%       6.516%         671        $279,324      81.02%         41.88%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.650% per annum to 16.150% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.496% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                NUMBER     AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                                  OF       PRINCIPAL        PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                               MORTGAGE     BALANCE          MORTGAGE      AVERAGE   CREDIT      BALANCE     ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE        LOANS    OUTSTANDING          POOL         COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
FEBRUARY 2005                      74    $  23,254,532         11.25%       5.297%     729      $314,250      81.73%       43.84%
------------------------------------------------------------------------------------------------------------------------------------
JUNE 2006                           1          276,000          0.13        4.850      686       276,000      80.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
JULY 2006                          23        6,926,997          3.35        6.111      676       301,174      80.80        54.02
------------------------------------------------------------------------------------------------------------------------------------
AUGUST 2006                       197       55,752,544         26.97        6.462      673       283,008      81.33        30.99
------------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 2006                    390      106,982,171         51.76        6.818      661       274,313      80.67        45.30
------------------------------------------------------------------------------------------------------------------------------------
JUNE 2007                           1           98,320          0.05        6.725      684        98,320      80.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
AUGUST 2007                         6        1,474,847          0.71        7.027      666       245,808      80.65         4.48
------------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 2007                     48       11,934,613          5.77        6.652      643       248,638      81.54        54.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            740     $206,700,025        100.00%       6.516%     671      $279,324      81.02%       41.88%
------------------------------------------------------------------------------------------------------------------------------------